[PHOTO OMITTED]

                                 ANNUAL Report
                        Patriot Preferred Dividend Fund
                                  MAY 31, 1998

                                    TRUSTEES
                            Edward J. Boudreau, Jr.
                                James F. Carlin
                             William H. Cunningham*
                                Charles F. Fretz
                              Harold R. Hiser, Jr.
                                Anne C. Hodsdon
                               Charles L. Ladner
                              Leo E. Linbeck, Jr.
                             Patricia P. McCarter*
                             Steven R. Pruchansky*
                              Richard S. Scipione
                     Lt. Gen. Norman H. Smith, USMC (Ret.)
                                 John P. Toolan
                        *Members of the Audit Committee

                                    OFFICERS
                            Edward J. Boudreau, Jr.
                      Chairman and Chief Executive Officer
                               Robert G. Freedman
                               Vice Chairman and
                            Chief Investment Officer
                                Anne C. Hodsdon
                     President and Chief Operating Officer
                                James B. Little
                           Senior Vice President and
                            Chief Financial Officer
                                Susan S. Newton
                          Vice President and Secretary
                               James J. Stokowski
                          Vice President and Treasurer
                               Thomas H. Connors
                  Second Vice President and Compliance Officer

                               INVESTMENT ADVISER
                          John Hancock Advisers, Inc.
                             101 Huntington Avenue
                        Boston, Massachusetts 02199-7603
                        CUSTODIAN AND TRANSFER AGENT FOR
                              COMMON SHAREHOLDERS
                      State Street Bank and Trust Company
                              225 Franklin Street
                          Boston, Massachusetts 02110
                        TRANSFER AGENT FOR AUCTION RATE
                                PREFERRED SHARES
                      IBJ Schroder Bank and Trust Company
                             One State Street Plaza
                            New York, New York 10004

                                 LEGAL COUNSEL
                               Hale and Dorr llp
                                60 State Street
                        Boston, Massachusetts 02109-1803

                              INDEPENDENT AUDITORS
                             Deloitte & Touche LLP
                               125 Summer Street
                        Boston, Massachusetts 02110-1617

                   Listed New York Stock Exchange Symbol: PPF
                       John Hancock Funds: 1-800-843-0090

DEAR FELLOW SHAREHOLDERS:

During the last decade, investors have become used to seeing stock market returns averaging 15% or so each year. In the past three years, the stock market has treated us to a record run, producing annual returns in excess of 20%.


After such a long and remarkable performance, many began this year wondering what the market would do for an encore in 1998. The answer so far has been more of the same, even with the recent increase in volatility caused by tremors from Asia. This achievement continues to bolster many investors' convictions that the market will produce these results forever, or, in the worst case, that market declines will always be short-lived. While the economy remains solid and the environment favorable, history and reason tell us it's a highly unlikely scenario.

This doesn't mean we know what the market will do next, or that it's riding for a fall. But after such a run, even in this "new era" of strong economic growth with low inflation, we believe it would be wise for investors to set more realistic expectations. As we've said before, markets do indeed move in two directions. Over the long term, the market's historical results have been more in the 10% per year range, which is still a solid result, considering it has been produced despite wars, depressions and other social upheavals along the way.

--------------------------------------------------------------------------------
[A 1 1/4" x 1" photo of Edward J. Boudreau Jr., Chairman and Chief Executive Officer, flush right, next to third paragraph.]
--------------------------------------------------------------------------------

In addition to adjusting, or at least re-examining, expectations, now could also be a good time to review with your investment professional how your assets are diversified, perhaps with an eye toward a more conservative approach. Stocks, especially with their outsized gains of the last three years, might have grown to represent a larger piece of your portfolio than you had originally intended, given your objectives, time horizon and risk level.

At John Hancock Funds, our goal is to help you reach your financial objectives and maintain wealth. One way we can do that is by helping you keep your feet on the ground as you pursue your dreams.

Sincerely,

/s/Edward J. Boudreau, Jr.
EDWARD J. BOUDREAU, JR., CHAIRMAN AND CHIEF EXECUTIVE OFFICER

             By Gregory K. Phelps for the Portfolio Management Team

                              John Hancock Patriot
                            Preferred Dividend Fund

                      Preferred stocks gain ground as bond
                          market becomes less certain

Preferred stocks performed well during the past year, despite a bond market that became increasingly less certain. Because they pay relatively high fixed incomes in the form of dividends, preferred stocks tend to move in the same direction as fixed-income paying bonds; their prices generally rise when interest rates fall and vice versa. Although it suffered through bouts of nervousness, the bond market posted strong gains from last June through November, as inflation fears subsided and investors flocked to U.S. Treasury bonds in search of shelter from Southeast Asia's economic turmoil. During the six-month period, bond prices rose substantially as the yield on the benchmark 30-year U.S. Treasury bond fell to just above 6.00% from nearly 7.00% at the start of the period.

Over the next six months, however, the bond market turned in a rather lackluster performance. What had fueled much of the previous bond bull market were beliefs that the Federal Reserve would either stay on the sidelines and not raise interest rates to stave off potential inflation, or, because of Asia, even cut interest rates. But both of those ideas

"...many preferred stocks continued to climb..."

came under serious scrutiny in the spring. The U.S. economy appeared to have taken Asia's best punch with barely a flinch. Furthermore, investors worried that the persistently red-hot U.S. job market would translate into higher wages and ultimately whip up inflation. With their earlier convictions challenged, investors kept bond yields in a fairly tight range, with the 30-year U.S.

--------------------------------------------------------------------------------
[A 2 1/4" x 3 1/2" photo of fund management team. Caption reads: Fund management team memners (l-r) Susan Kelly, Gregory Phelps and Mark Maloney.]
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
["Pie chart with the heading "Portfolio Diversification" at the top left hand column. The chart is divided into 5 sections. Going from top left to right; Short-Term Investments & Other 3%; Financials 50%; Oil & Gas 10%; Industries 8%; Utilities 29%;. Footnote below states "As a percentage of net assets on May 31, 1998."]
--------------------------------------------------------------------------------

Treasury bond yield hovering between roughly 5.75% and 6.00%, and bond prices also fluctuating within a fairly narrow range. Even with an uncooperative bond market, many preferred stocks continued to climb because of technical factors unique to their market.

Performance  and strategy review

For the year ended May 31, 1998, John Hancock Patriot Preferred Dividend Fund had a total return of 16.30% at net asset value. That performance was in line with the average preferred stock closed-end equity fund's return of 16.90% for the same period, according to Lipper Analytical Services, Inc. A second benchmark, the Merrill Lynch 30-Year Treasury Index, rose 21.80%.

Roughly 90% of the Fund's holdings were "dividends-received deduction" securities N dubbed DRD-eligible securities N many of which performed particularly well during the year. These stocks offer major tax advantages to the corporations who invest in them. And while the DRD-eligible market typically moves in concert with the Treasury market, it marched to a somewhat different beat during the period. As interest rates fell dramatically over the past several years, many DRD issuers redeemed or bought back their securities to reduce their financing costs. That activity has shrunk the supply of available DRD-eligible securities. The demand for them, meanwhile, has remained strong given their favorable tax treatment. As a result of this supply/demand imbalance, DRD-eligible preferred stocks managed to turn in a good performance even when the bond market was weak.

Among  our  best-performing  DRD-eligible  preferred  stocks  was  Bear  Stearns
Companies. The security offered an attractive yield of 6.15%, as well as 10 years of call protection.

"...we also continued our emphasis on "cushion" preferred stocks..."

Call protection shields investors from having to surrender their high-yielding securities to issuers prematurely, potentially leaving them to reinvest the proceeds in lower-yielding securities. Thanks to the strength of the stock market, many brokerage stocks posted strong gains. What's more, consolidation in the brokerage industry fueled speculation that Bear Stearns could be taken over, perhaps by a firm with a higher credit rating, and our holdings in the company rose almost 8% from when we bought them in January. For similar reasons, our DRD-eligible securities holdings in brokerage concern Lehman Brothers Holdings N which yield 5.94% with 10 years of call protection N also had good gains.

--------------------------------------------------------------------------------
["Table entitled "Scorecard" at bottom of left hand column. The header for the left column is "Investment"; the header for the right column is "Recent performance...and what's behind the numbers. The first listing is Bear Stearns Companies followed by an up arrow and the phrase "Wall Street bull market; takeover speculation". The second listing is Union Texas Petroleum followed by a up arrow with the phrase "Proposed buyout by Atlantic Richfiled". The third listing is TDS Capital Trust II followed by a left & right arrow with the phrase "Caught on oversupply of fully taxable preferreds" Footnote at the bottom states See "Schedule of Investments." Investment holdings are subject to change."]
--------------------------------------------------------------------------------

In the energy industry, Union Texas Petroleum Holdings' DRD-eligible securities performed extremely well. Issued in early March, these securities came with a yield of 7.14% and 10 years of call protection. Atlantic Richfield proposed a

              John Hancock Funds - Patriot Preferred Dividend Fund

--------------------------------------------------------------------------------
["Bar Chart with the heading "Fund Performance" at the top of left hand column. Under the heading is the footnote: "For the year ended May 31, 1998." The chart is scaled in increments of 5% with the 25% at the top and 0% at the bottom. The first represents the 16.30% total return for John Hanocock Patriot Preferred Dividend Fund. The second represents the 16.90% total return for Average preferred stock closed-end equity fund. The third represents the 21.80% total return for Merrill Lynch 30-Year Treasury Index. A Footnote below reads " The total return for Patriot Preferred Dividend Fund are at net asset value with all distributions reinvested. The average preferred stock closed-end equity fund is tracked by Lipper Analytical Services, Inc. The Merrill Lynch 30-Year Treasury Index is an unmanaged index that measures the performance of the 30-year Treasury bond."]
--------------------------------------------------------------------------------

takeover of the company and announced plans to buy Union Texas Petroleum Holdings' DRD-eligible securities at $122. The stock rallied from its $100 issue price to about $121 at the end of the period.

Throughout the year we also continued our emphasis on "cushion" preferred stocks, which have above-average yields that tend to cushion them against price swings. While these securities tend not to keep pace with regular preferred stocks during bond market rallies, they generally do better in unfavorable conditions. Further-more, they provide relatively high levels of income for the Fund N from between 8% and 9% N and they have good call protection. Unlike the DRD-eligible market, however, the fully taxable preferred market suffered from an abundance of supply and new issues. For example, communications company TDS Capital Trust II proved to be a laggard despite the company's good financial results, the securities' attractive 8.04% yield and decent call protection. We also gradually increased our holdings in common stocks, which offer the potential for better price gains than preferred stocks. As investors increasingly sought out

"...we expect the Fed to be mindful of the problems in Asia."

domestically focused electric utility companies as a haven from the troubles in Asia, one of our largest common stock holdings in that industry was also one of our best performers. Florida Progress Corp. bounced back handsomely from problems it suffered in 1997, and the market has rewarded its stock since then.

Outlook
In our view, we don't believe the Federal Reserve will upset the bond market by raising interest rates. Commodity prices N which are a primary indicator of the nation's inflation rate N are at a five-year low and many have room to fall further. Given that and other signals, we think inflation will remain benign, negating the impetus for a rate hike. In addition, we expect the Fed to be mindful of the problems in Asia. Should there be an interest-rate hike, it would further weaken the already eroded Japanese yen, exacerbating the Asian economic crisis. With a favorable interest-rate environment as a backdrop, we believe preferred stocks can perform well. As for our common-stock holdings in the electric utility industry, we believe they are attractively priced relative to other industries that comprise the S&P 500 Index. To the extent that investors gravitate toward domestically oriented companies with attractive valuations, electric common stocks are poised to do well.

This commentary reflects the views of the portfolio management team through the end of the Fund's period discussed in this report. Of course, the team's views are subject to change as market and other conditions warrant.

                              FINANCIAL STATEMENTS

              John Hancock Funds - Patriot Preferred Dividend Fund

The Statement of Assets and Liabilities is the Fund's balance sheet and shows the value of what the Fund owns, is due and owes on May 31, 1998. You'll also find the net asset value as of that date.

Statement of Assets and Liabilities
May 31, 1998
-----------------------------------------------

Assets:
Investments at value - Note C:
  Preferred stocks (cost - $125,501,352) ...................       $134,368,856
  Common stocks (cost - $20,894,865) .......................         22,042,869
  Short-term investments (cost - $4,879,752)................          4,879,752
                                                                  --------------
                                                                    161,291,477
Receivable for investments sold ............................          1,775,026
Dividends receivable .......................................            504,765
Other assets ...............................................             18,676
                                                                   -------------
                             Total Assets .................         163,589,944
                             ---------------------------------------------------
Liabilities:
Auction Rate Preferred Shares dividend
 payable - Note A .........................................             272,590
Common shares dividend payable ............................              60,690
Payable for investments purchased .........................           5,000,000
Payable to John Hancock Advisers, Inc.
and affiliates - Note B ..................................              159,050
Accounts payable and accrued expenses .....................              78,175
                                                                   -------------
                             Total Liabilities ............           5,570,505
                             ---------------------------------------------------
Net Assets:
Auction Rate Preferred  Shares - Without par value,
unlimited number of shares of beneficial interest
authorized,  525 shares issued, liquidation preference
of $100,000 per share - Note A ............................          52,500,000
                                                                   -------------
Common  Shares - Without par value,  unlimited
number of shares of  beneficial interest authorized,
7,257,200 shares issued and outstanding ...................          99,374,474
Accumulated net realized loss on investments ..............          (4,550,345)
Net unrealized appreciation of investments ................          10,017,101
Undistributed net investment income .......................             678,209
                                                                   -------------

Net Assets Applicable to Common Shares
($14.54 per share based on 7,257,200
shares outstanding) .......................................         105,519,439
                                                                   -------------
                             Net Assets ...................        $158,019,439
                             ===================================================

The Statement of Operations summarizes the Fund's investment income earned and expenses incurred in operating the Fund. It also shows net gains (losses) for the period stated.

Statement of Operations
Year ended May 31, 1998
-----------------------------------------

Investment Income:
Dividends (net of foreign withholding taxes of $53,245)....         $11,631,196
Interest ..................................................             204,476
                                                                   -------------
                                                                     11,835,672
                                                                   -------------
Expenses:
Investment management fee - Note B ........................           1,235,663
Administration fee - Note B ...............................             231,687
Auction rate preferred shares and auction fees ............             136,210
Federal excise tax ........................................              81,508
Custodian fee .............................................              53,644
Auditing fee ..............................................              52,400
Printing ..................................................              39,290
Transfer agent fee ........................................              32,060
Organization expense - Note A .............................              24,721
Miscellaneous .............................................              22,302
Trustees' fees ............................................              14,918
Legal fees ................................................               2,225
                                                                   -------------
                             Total Expenses ...............           1,926,628
                             ---------------------------------------------------
                             Net Investment Income ........           9,909,044
                             ---------------------------------------------------

Realized and Unrealized Gain on Investments:
Net realized gain on investments sold .....................           1,473,003
Change in net unrealized appreciation/depreciation
of investments ...........................................            6,389,783
                                                                   -------------
                             Net Realized and Unrealized
                             Gain on Investments .........            7,862,786
                             ---------------------------------------------------
                             Net Increase in Net Assets
                             Resulting from Operations ...          $17,771,830
                             ---------------------------------------------------
                             Distribution to Auction Rate
                             Preferred Shares ............           (2,169,753)
                             ---------------------------------------------------
                             Net Increase in Net Assets
                             Applicable to Common
                             Shareholders Resulting from
                             Operations Less Auction Rate
                             Preferred Shares Distributions         $15,602,077
                             ===================================================

                      SEE NOTES TO FINANCIALS STATEMENTS.

                              FINANCIAL STATEMENTS

              John Hancock Funds - Patriot Preferred Dividend Fund

Statement of Changes in Net Assets
--------------------------------------------------------------------------------

                                                                        YEAR ENDED MAY 31,
                                                                      ----------------------
                                                                        1997        1998
                                                                      ----------  ----------
Increase (Decrease) in Net Assets:
From Operations:
Net investment income ...........................                     $10,288,481   $9,909,044
Net realized gain on investments sold ...........                         201,916    1,473,003
Change in net unrealized appreciation/
depreciation of investments .....................                       4,071,613   6,389,783
                                                                      -----------  ------------
    Net Increase in Net Assets Resulting
    from Operations .............................                      14,562,010   17,771,830
                                                                      -----------  ------------
Distributions to Shareholders:
Auction Rate Preferred Shares ($4,060 and $4,133 per
share, respectively) - Note A ...................                      (2,131,341)  (2,169,753)
Common Shares - Note A
Dividends from net investment income ($1.16 and
$1.15 per share, respectively) ..................                      (8,382,002)  (8,380,658)
                                                                      -----------  ------------
    Total Distributions to Shareholders .........                     (10,513,343) (10,550,411)
                                                                      -----------  ------------
Net Assets:
Beginning of period .............................                     146,749,353  150,798,020
                                                                      -----------  ------------
End of period (including undistributed net investment income
of $1,183,354 and $678,209, respectively)........                    $150,798,020 $158,019,439
                                                                     ============ =============
Analysis of Common Shareholder Transactions:

                                                       YEAR ENDED MAY 31,
                                              --------------------------------------
                                                 1997                        1998
                                              ------------------      ----------------
                                              SHARES     AMOUNT          SHARES   AMOUNT
                                              ------     ------          ------   ------
Shares outstanding, beginning
of period .............................     7,257,200  $99,542,066     7,257,200  $99,512,018
Reclassification of capital
accounts- Note D ......................          -         (30,048)           -      (137,544)
                                          -----------  ------------    ---------- -------------
Shares outstanding, end of period           7,257,200  $99,512,018     7,257,200  $99,374,474
                                          ===========  ============    ========== =============

The Statement of Changes in Net Assets shows how the value of the Fund's net assets has changed since the end of the previous period. The difference reflects earnings less expenses, any investment gains and losses and distributions paid to shareholders. The footnote illustrates any reclassification of capital accounts and the number of Common Shares outstanding at the beginning and end of the period for the last two periods, along with the corresponding dollar values.

                      SEE NOTES TO FINANCIALS STATEMENTS.
                                       7

                              FINANCIAL STATEMENTS

              John Hancock Funds - Patriot Preferred Dividend Fund

Financial Highlights
Selected data for a share of beneficial interest outstanding throughout each period indicated, investment returns, key ratios and supplemental data are listed as follows:
--------------------------------------------------------------------------------


                                               PERIOED FROM JUNE 1, 1993              YEAR ENDED MAY 31,
                                               (COMMENCEMENT OF OPERATIONS)------------------------------------------
                                               TO MAY 31, 1994               1995     1996     1997     1998
                                               --------------------        -------- -------- -------- --------
Common Shares
Per Share Operating Performance
Net Asset Value, Beginning of Period .......           $13.95(1)           $12.25   $12.96   $12.99   $13.54
                                                     --------            -------- -------- -------- --------
Net Investment Income ......................             1.13                1.52     1.46     1.42     1.37
Net Realized and Unrealized Gain (Loss)
on Investments .............................            (1.48)               0.65     0.05     0.58     1.08
                                                     --------            -------- -------- -------- --------
Total from Investment Operations ...........            (0.35)               2.17     1.51     2.00     2.45
                                                     --------            -------- -------- -------- --------
Less Distributions:
Dividends to Auction Rate Preferred
Shareholders ...............................            (0.18)              (0.30)   (0.32)   (0.29)   (0.30)
Dividends from Net Investment Income
to Common Shareholders .....................            (0.95)              (1.16)   (1.16)   (1.16)   (1.15)
Distributions in Excess of Net Investment
Income to Common Shareholders .............             (0.01)                -         -        -        -
                                                     --------            -------- -------- -------- --------
Total Distributions ........................            (1.14)             (1.46)    (1.48)   (1.45)   (1.45)
                                                     --------            -------- -------- -------- --------
Preferred and Common Shares Offering
Costs ......................................            (0.08)                -         -        -        -
                                                     --------            -------- -------- -------- --------
Preferred Shares Underwriting Discounts.....            (0.13)                -         -        -        -
                                                     --------            -------- -------- -------- --------
Net Asset Value, End of Period .............           $12.25             $12.96    $12.99   $13.54   $14.54
                                                     ========            ======== ======== ======== ========

Per Share Market Value, End of Period.......          $12.625            $12.250   $12.500  $13.750  $14.563
Total Investment Return at Market Value ...            (9.68%)             7.18%    11.58%   19.87%   14.72%

Ratios and Supplemental Data
Net Assets Applicable to Common Shares, End of Period
(000s omitted) .............................          $88,902            $94,023   $94,249  $98,298 $105,519
Ratio of Expenses to Average Net
Assets(2) ..................................            1.24%              1.30%     1.29%    1.27%    1.25%
Ratio of Net Investment  Income to
Average Net Assets(2).......................            5.81%              7.93%     7.19%    6.91%    6.42%
Portfolio Turnover Rate                                   90%                88%       33%      38%      64%

Senior Securities
Total Auction Rate Preferred  Shares
(000s omitted)                                        $52,500             $52,500  $52,500  $52,500  $52,500
Asset Coverage per Unit(3)                           $266,908            $274,463 $277,555 $283,817 $296,903
Involuntary Liquidation Preference
per Unit(4)                                          $100,000            $100,000 $100,000 $100,000 $100,000
Approximate Market Value per Unit(4)                 $100,000            $100,000 $100,000 $100,000 $100,000

(1)  Initial price to commence operations.
(2) Ratios calculated on the basis of expenses and net investment income applicable to both common and preferred shares relative to the average net assets for both common and preferred shares.
(3) Calculated by subtracting the Fund's total liabilities (not including the Auction Rate Preferred Shares) from the FundOs total assets and dividing such amount by the number of Auction Rate Preferred Shares outstanding, as of the applicable 1940 Act Evaluation Date.
(4)  Plus accumulated and unpaid dividends.

The Financial Highlights summarizes the impact of the following factors on a single share for the period indicated: net investment income, gains (losses), dividends and total investment return of the Fund. It shows how the Fund's net asset value for a share has changed since the end of the previous period. Additionally, important relationships between some items presented in the financial statements are expressed in ratio form.

                      SEE NOTES TO FINANCIALS STATEMENTS.
                                       8

                              FINANCIAL STATEMENTS

              John Hancock Funds - Patriot Preferred Dividend Fund

Schedule of Investments
May 31, 1998
--------------------------------------------------------------------------------

The Schedule of Investments is a complete list of all securities owned by the Patriot Preferred Dividend Fund on May 31, 1998. It's divided into three main categories: preferred stocks, common stocks and short-term investments. Preferred stocks and common stocks are further broken down by industry group. Short-term investments, which represent the Fund's "cash" position, are listed last.


                                                                    MARKET
ISSUER DESCRIPTIONS                          NUMBER OF SHARES       VALUE
-------------------                          ----------------       -----
PREFERRED STOCKS
Automobile/Trucks (4.51%)
General Motors Corp., 9.12%,
Depositary Shares, Ser G  .............             74,700         $2,119,613

General Motors Corp., 9.125%, Depositary
Shares, Ser B .........................            192,400          5,014,425
                                                                 ------------
                                                                    7,134,038
                                                                 ------------
Banks - Foreign (1.17%)
Banco Bilbao Vizcaya International Ltd.,
9.75%, American Depositary Receipt
(ADR), Gtd Ser A (Spain)...............             65,750          1,845,109
                                                                 ------------
Banks - United States (15.83%)
ABN AMRO North America, Inc.,
6.59%, Ser H, (R)......................              5,000          5,500,000
ABN AMRO North America, Inc.,
8.75%, Ser A, (R) .....................              1,900          2,242,475
Chase Manhattan Corp., 9.76%,
Ser B  ................................             88,900          2,478,088
Chase Manhattan Corp., 10.84%,
Ser C .................................            119,500          3,689,563
Fleet Financial Group, Inc., 6.75%,
Ser VI ................................             51,000          2,932,500
Fleet Financial Group, Inc., 9.35%,
Depositary Shares .....................            177,000          4,878,563
J.P. Morgan & Company, Inc., 6.625%,
Depositary Shares, Ser H ..............             60,000          3,300,000
                                                                 ------------
                                                                   25,021,189
                                                                 ------------
Broker  Services  (15.46%)
Bear Stearns  Companies,  Inc.,  5.72%,
Ser F ................................              40,000          2,072,500
Bear Stearns  Companies,  Inc.,  6.15%,
Ser E .................................            100,600          5,451,263
Lehman Brothers Holdings, Inc., 5.00%,
Ser B .................................             40,000          1,367,500
Lehman Brothers Holdings,
Inc., 5.94%, Ser C ....................            100,000          5,212,500

Broker Services (continued)
Merrill Lynch & Co., Inc., 9.00%,
Depositary Shares, Ser A  .............            160,700         $5,142,400
Morgan Stanley Group, Inc., 7.75%,
Depositary Shares .....................             95,000          5,189,375
                                                                 ------------
                                                                   24,435,538
                                                                 ------------
Conglomerates (0.80%)
Grand Metropolitan Delaware, L.P.,
9.42%, Gtd Ser A  .....................             45,000          1,271,250
                                                                 ------------
Equipment Leasing (3.64%)
AMERCO, 8.50%, Ser A ..................            220,000          5,747,500
                                                                 ------------
Financial Services (6.06%)
ARM Financial Group, Inc., 9.50% ......            100,000          2,568,750
Coastal Finance I, 8.375% .............             35,000            877,188
Entergy London Capital L.P., 8.625%,
Ser A .................................             40,000          1,015,000
Household International, Inc., 8.25%,
Depositary Shares, Ser 92-A ...........             54,200          1,544,700
SI Financing Trust I, 9.50%, Gtd Pfd
Sec & Purchase Contract ...............             70,000          1,911,875
Source One Mortgage Services Corp.,
8.42%, Ser A ..........................             65,300          1,652,906
                                                                 ------------
                                                                    9,570,419
                                                                 ------------
Insurance (7.65%)
Travelers Group, Inc., 6.213% .........             52,000          2,827,500
Travelers Group, Inc., 6.231%,
Depositary Shares, Ser H ..............             88,700          4,856,325
Travelers Group, Inc., 8.40%,
Depositary Shares, Ser K ..............            156,000          4,407,000
                                                                 ------------
                                                                  12,090,825
                                                                 ------------
Media (1.70%)
Shaw Communications, Inc., 8.45%, Ser A
(Canada)...............................            105,500          2,683,656
                                                                 ------------
Oil & Gas (10.01%)
Anadarko Petroleum Corp., 5.46%,
Depositary Shares .....................             50,139          4,926,157
Pennzoil Co., 6.49% ...................             50,000          5,075,000
Union Texas Petroleum Holdings, Inc.,
7.14%, Ser A ..........................             48,000          5,808,000
                                                                 ------------
                                                                   15,809,157
                                                                 ------------

                       SEE NOTES TO FINANCIAL STATEMENTS.

                              FINANCIAL STATEMENTS

              John Hancock Funds - Patriot Preferred Dividend Fund


                                                                    MARKET
ISSUER DESCRIPTIONS                          NUMBER OF SHARES       VALUE
-------------------                          ----------------       -----
Paper Products & Containers (3.39%)
Bowater, Inc., 8.40%, Depositary Shares,
Ser C  ................................            204,900         $5,353,013
                                                                 ------------
Utilities (14.81%)
Baltimore Gas & Electric Co., 6.99%,
Ser 1995 ..............................             10,000          1,151,250
Commonwealth Edison Co., $8.40,
Ser A .................................             30,850          3,137,058
Consumers Energy Co., $2.08
(Class A) .............................             65,000          1,706,250
El Paso Tennessee Pipeline Co., 8.25%,
Ser A .................................            136,600          7,786,200
Massachusetts Electric Co., 6.99% .....             10,500          1,177,312
MidAmerican Energy Co., $7.80 .........              9,125            985,500
PSI Energy, Inc., 6.875% ..............             14,350          1,587,468
Public Service Electric & Gas Co.,
6.92% .................................             19,000          2,128,000
South Carolina Electric & Gas Co.,
6.52% .................................             25,000          2,778,124
TDS Capital Trust II, 8.04% ...........             40,000            970,000
                                                                 ------------
                                                                   23,407,162
                                                                 ------------
         TOTAL PREFERRED STOCKS
         (Cost $125,501,352)...........            (85.03%)       134,368,856
                                             -------------       ------------
COMMON STOCKS
Utilities (13.95%)
BEC Energy ............................             50,000          2,028,124
Conectiv, Inc. (Class A)...............             54,500          1,764,438
Conectiv, Inc. ........................             92,500          1,890,469
Dominion Resources, Inc. ..............             42,000          1,666,875
Florida Progress Corp. ................             67,000          2,763,750
Houston Industries Inc. ...............             46,000          1,316,750
Keyspan Energy Corp. ..................             28,000            943,250
Long Island Lighting Co. ..............             66,000          1,967,625
MidAmerican Energy Holdings Co. .......             90,000          1,873,125
Nevada Power Co. ......................             30,000            716,250
Potomac Electric Power Co. ............             70,000          1,710,625
Public Service Enterprise Group,
Inc. ..................................             57,000          1,884,563
Puget Sound Energy, Inc. ..............             45,000          1,175,625
UtiliCorp United, Inc. ................              9,600            341,400
         TOTAL COMMON STOCKS
         (Cost $20,894,865)                        (13.95%)        22,042,869
                                             -------------       ------------


                                         INTEREST       PAR VALUE        MARKET
ISSUER DESCRIPTIONS                       RATE         (000'S OMITTED)   VALUE
-------------------                       ----         ---------------   -----
SHORT-TERM INVESTMENTS
Commercial Paper (3.09%)
Chevron USA, Inc.,
06-01-98 .............................    5.50%           $4,880     $4,879,752
                                                                   -------------
         TOTAL SHORT-TERM INVESTMENTS                     (3.09%)     4,879,752
                                                         -------   -------------
         TOTAL INVESTMENTS                              (102.07%)   161,291,477
                                                         -------   -------------
         OTHER ASSETS AND LIABILITIES,                    (2.07%)    (3,272,038)
         NET                                             ------    -------------
         TOTAL NET ASSETS                               (100.00%)  $158,019,439
                                                         =======   =============

(R) These securities are exempt from registration under rule 144A of the Securities Act of 1933. Such securities may be resold, normally to qualified institutional buyers, in transactions exempt from registration. Rule 144A securities amounted to $7,742,475 or 4.90% of net assets as of May 31, 1998.










Parenthetical  disclosure  of a  foreign  country  in the  security  description
represents  country  of  foreign  issuer;  however,   security  is  U.S.  dollar
denominated.

The percentage shown for each investment category is the total value of that category as a percentage of the net assets of the Fund.

                       SEE NOTES TO FINANCIAL STATEMENTS.

                         NOTES TO FINANCIAL STATEMENTS

              John Hancock Funds - Patriot Preferred Dividend Fund

NOTE A -
ACCOUNTING POLICIES

John Hancock Patriot Preferred Dividend Fund (the "Fund") is a diversified, closed-end management investment company, registered under the Investment Company Act of 1940. Significant accounting policies of the Fund are as follows:

VALUATION OF INVESTMENTS

Securities in the Fund's portfolio are valued on the basis of market quotations, valuations provided by independent pricing services or at fair value as determined in good faith in accordance with procedures approved by the Trustees. Short-term debt investments maturing within 60 days are valued at amortized cost which approximates market value.

Effective June 1, 1998, the Fund will determine, each business day at the close of regular trading on the New York Stock Exchange (currently 4:00 p.m. Eastern
Time), the net asset value of the Common Shares.

INVESTMENT  TRANSACTIONS

Investment transactions are recorded as of the date of purchase, sale or maturity. Net realized gains and losses on sales of investments are determined on the identified cost basis.

FEDERAL INCOME TAXES

The Fund's policy is to comply with the requirements of the Internal Revenue Code that are applicable to regulated investment companies and to distribute all of its taxable income, including any net realized gain on investments, to its shareholders. Therefore, no federal income tax provision is required. For federal income tax purposes, the Fund has $4,393,425 of a capital loss carryforward available, to the extent provided by regulations, to offset future net realized capital gains. To the extent such carryforward is used by the Fund, no capital gains distributions will be made. The carryforward expires May 31, 2003.

DIVIDENDS,    INTEREST   AND DISTRIBUTIONS

Dividend income on investment securities is recorded on the ex-dividend date. Interest income on investment securities is recorded on the accrual basis.

The Fund records all dividends and distributions to shareholders from net investment income and realized gains on the ex-dividend date. Such distributions are determined in conformity with federal income tax regulations. Due to permanent book/tax differences in accounting for certain transactions, this has the potential for treating certain distributions as return of capital as opposed to distributions of net investment income or realized capital gains. The Fund has adjusted for the cumulative effect of such permanent book/tax differences through May 31, 1998, which has no effect on the Fund's net assets, net investment income or net realized gains.

DEFERRED   ORGANIZATION EXPENSES

Expenses incurred in connection with the organization of the Fund have been capitalized and are being charged ratably to the Fund's operations over a five-year period that began with the commencement of the investment operations of the Fund.

USE OF ESTIMATES

The preparation of these financial statements in accordance with generally accepted accounting principles incorporates estimates made by management in determining the reported amounts of assets, liabilities, revenues, and expenses of the Fund.

AUCTION  RATE  PREFERRED  SHARES

The Fund issued 525 shares of Auction Rate Preferred Shares (the "Preferred Shares") on July 29, 1993 in a public offering. The underwriting discount on the Preferred Shares of $918,750 was recorded as a reduction of the capital of the Common Shares, and the offering costs associated with the offering of the Common Shares and Preferred Shares of $610,007 have been recorded as a reduction of the capital of the Common Shares. Dividends on the Preferred Shares, which accrue daily, are cumulative at a rate which was established at the offering of the Preferred Shares and has been reset every 49 days thereafter by an auction. Dividend rates ranged from 3.90% to 4.32%, during the year ended May 31, 1998.





The Preferred Shares are redeemable, at the option of the Fund, at a redemption price equal to $100,000 per share, plus accumulated and unpaid dividends on any dividend payment date. The Preferred Shares are also subject to mandatory redemption at a redemption price equal to $100,000 per share, plus accumulated and unpaid dividends, if the Fund is in default on its asset coverage requirements with respect to the Preferred Shares. If the dividends on the Preferred Shares shall remain unpaid in an amount equal to two full years' dividends, the holders of the Preferred Shares, as a class, have the right to elect a majority of the Board of Trustees. In general, the holders of the Preferred Shares and the Common Shares have equal

                         NOTES TO FINANCIAL STATEMENTS

              John Hancock Funds - Patriot Preferred Dividend Fund


voting rights of one vote per share, except that the holders of the Preferred Shares, as a class, vote to elect two members of the Board of Trustees, and separate class votes are required on certain matters that affect the respective interests of the Preferred Shares and Common Shares. The Preferred Shares have a liquidation preference of $100,000 per share, plus accumulated and unpaid dividends. The Fund is required to maintain certain asset coverage with respect to the Preferred Shares, as defined in the Fund's By-Laws.

NOTE B -
MANAGEMENT FEE AND TRANSACTIONS
WITH AFFILIATES AND OTHERS

Under the present investment management contract, the Fund pays a monthly management fee to John Hancock Advisers, Inc. (the "Adviser"), a wholly owned subsidiary of The Berkeley Financial Group, Inc., for a continuous investment program equivalent, on an annual basis, to the sum of 0.80% of the Fund's average weekly net asset value. Advantage Advisers, Inc., a subsidiary of CIBC Oppenheimer Corp., was the Fund's sub-adviser (the "Sub-Adviser") until November 3, 1997. The Sub-Adviser provided the Adviser with access on a continuous basis to economic, financial and political information, research and assistance. The Adviser paid the Sub-Adviser a monthly fee computed at the annual rate of 0.05% of the Fund's average weekly net assets.

The Fund has entered into an administrative agreement with the Adviser under which the Adviser oversees the custodial, auditing, valuation, accounting, legal, stock transfer and dividend disbursing services. The Fund pays a monthly administrative fee to the Adviser equivalent, on an annual basis, to the sum of 0.15% of the Fund's average weekly net asset value.

Each unaffiliated Trustee is entitled, as compensation for his or her services, to an annual fee plus remuneration for attendance at various meetings.

Mr. Edward J. Boudreau, Jr., Ms. Anne C. Hodsdon and Mr. Richard S. Scipione are directors and/or officers of the Adviser and/or its affiliates, as well as Trustees of the Fund. The compensation of unaffiliated Trustees is borne by the Fund. The unaffiliated Trustees may elect to defer, for tax purposes, their receipt of this compensation under the John Hancock Group of Funds Deferred Compensation Plan. The Fund makes investments into other John Hancock funds, as applicable, to cover its liability for the deferred compensation. Investments to cover the Fund's deferred compensation liability are recorded on the Fund's books as an other asset. The deferred compensation liability and the related other asset are always equal and are marked to market on a periodic basis to reflect any income earned by the investment as well as any unrealized gains or losses. At May 31, 1998, the Fund's investment to cover the deferred compensation liability had unrealized appreciation of $1,593.

NOTE C -
INVESTMENT  TRANSACTIONS

Purchases and proceeds from sales of securities during the year ended May 31, 1998, aggregated $97,914,262 and $97,934,207, respectively.

The cost of investments owned at May 31, 1998 (including the short-term investments) for federal income tax purposes was $151,434,052. Gross unrealized appreciation and depreciation of investments aggregated $10,995,348 and $1,137,923 respectively, resulting in net unrealized appreciation of $9,857,425.

NOTE D -
RECLASSIFICATION  OF CAPITAL ACCOUNTS

During the period ended May 31, 1998, the Fund has reclassified amounts to reflect a decrease in accumulated net realized loss on investments of $1,322, an increase in undistributed net investment income of $136,222 and a decrease in capital paid-in of $137,544. This represents the amount necessary to report these balances on a tax basis, excluding certain temporary differences, as of May 31, 1998. Additional adjustments may be needed in subsequent reporting periods. These reclassifications, which have no impact on the net asset value of the Fund, are primarily attributable to federal excise taxes and partnerships.

              John Hancock Funds - Patriot Preferred Dividend Fund

INDEPENDENT AUDITORS' REPORT
The Board of Directors and Shareholders
John Hancock Patriot Preferred Dividend Fund

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of John Hancock Patriot Preferred Dividend Fund (the "Fund") as of May 31, 1998, the related statement of operations for the year then ended and the statements of changes in net assets and financial highlights for each of the years in the two-year period ended May 31, 1998. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The financial highlights of the Fund for each of the years in the three-year period ended May 31, 1996 were audited by other auditors whose report, dated July 12, 1996, expressed an unqualified opinion on those financial highlights.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned at May 31, 1998 by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund at May 31, 1998, the results of its operations, the changes in its net assets, and its financial highlights for the respective stated periods in conformity with generally accepted accounting principles.

DELOITTE & TOUCHE LLP
Boston, Massachusetts
July 8, 1998


TAX INFORMATION NOTICE (UNAUDITED)

For federal income tax purposes, the following information is furnished with respect to the dividends of the Fund paid during its taxable year ended May 31, 1998.

All of the dividends paid for the fiscal year are taxable as ordinary income. Distributions to preferred and common shareholders were 100% qualified for the dividends received deduction available to corporations.

Shareholders will be mailed a 1998 U.S. Treasury Department Form 1099-DIV in January 1999. This will reflect the total of all distributions which are taxable for calendar year 1998.

              John Hancock Funds - Patriot Preferred Dividend Fund

INVESTMENT OBJECTIVE AND POLICY

The Fund's investment objective is to provide a high level of current income, consistent with preservation of capital. The Fund seeks to achieve its investment objective by investing in preferred stocks that, in the opinion of the Adviser, may be undervalued relative to similar securities in the marketplace.

DIVIDEND  REINVESTMENT PLAN

The Fund provides shareholders with a Dividend Reinvestment Plan (the "Plan") which offers the opportunity to earn compounded yields. Each holder of Common Shares will automatically have all distributions of dividends and capital gains reinvested by State Street Bank and Trust Company, 225 Franklin Street, Boston, Massachusetts 02210 ("Plan Agent"), as agent for the common shareholders unless an election is made to receive cash. Holders of Common Shares who elect not to participate in the Plan will receive all distributions in cash paid by check mailed directly to the shareholder of record (or if the Common Shares are held in street or other nominee name then to the nominee) by the Plan Agent, as dividend disbursing agent. Shareholders whose shares are held in the name of a broker or nominee should contact the broker or nominee to determine whether and how they may participate in the Plan.

The Plan Agent serves as agent for the holders of Common Shares in administering the Plan. After the Fund declares a dividend or makes a capital gain distribution, the Plan Agent will, as agent for the participants, receive the cash payment and use it to buy Common Shares in the open market, on the New York Stock Exchange or elsewhere, for the participants' accounts. The Fund will not issue any new shares in connection with the Plan.

Participants in the Plan may withdraw from the Plan upon written notice to the Plan Agent. Such withdrawal will be effective immediately if received not less than ten days prior to a dividend record date; otherwise, it will be effective for all subsequent dividend record dates. When a participant withdraws from the Plan or upon termination of the Plan as provided below, certificates for whole Common Shares credited to his or her account under the Plan will be issued and a cash payment will be made for any fraction of a share credited to such account.

The Plan Agent maintains each shareholder's account in the Plan and furnishes monthly written confirmations of all transactions in the accounts, including information needed by the shareholders for personal and tax records. Common Shares in the account of each Plan participant will be held by the Plan Agent in non-certificated form in the name of the participant. Proxy material relating the shareholders' meetings of the Fund will include those shares purchased as well as shares held pursuant to the Plan.

Each participant will pay a pro rata share of brokerage commissions incurred with respect to the Plan Agent's open market purchases in connection with the reinvestment of dividends and distributions. In each case, the cost per share of the shares purchased for each participant's account will be the average cost, including brokerage commissions, of any shares purchased on the open market. There are no other charges to participants for reinvesting dividends or capital gain distributions, except for certain brokerage commissions, as described above.

The automatic reinvestment of dividends and distributions will not relieve participants of any federal income tax that may be payable or required to be withheld on such dividends or distributions. Experience under the Plan may indicate that changes are desirable. Accordingly, the Fund reserves the right to amend or terminate the Plan as applied to any dividend or distribution paid subsequent to written notice of the change sent to all shareholders of the Fund at least 90 days before the record date for the dividend or distribution. The Plan may be amended or terminated by the Plan Agent at least 90 days after written notice to all shareholders of the Fund. All correspondence or additional information concerning the Plan should be directed to the Plan Agent, State Street Bank and Trust Company, at P.O. Box 8209, Boston, Massachusetts 02266-8209 (telephone 1-800-426-5523).

              John Hancock Funds - Patriot Preferred Dividend Fund

SHAREHOLDER MEETING

On March 5, 1998, the Annual Meeting of John Hancock Patriot Preferred Dividend Fund (the "Fund") was held to elect four Trustees and to ratify the action of the Trustees in selecting independent auditors for the Fund.

The common shareholders elected the following Trustees to serve until their respective successors are duly elected and qualified, with the votes tabulated as follows:

                                                 WITHHELD
                                     FOR         AUTHORITY
                                     ---         ---------
Edward J. Boudreau, Jr.          6,560,715        73,171
Anne C. Hodsdon                  6,554,855        79,031
Steven R. Pruchansky             6,560,715        73,171
Norman H. Smith                  6,560,715        73,171


The shareholders also ratified the Trustees' selection of Deloitte & Touche LLP as the Fund's independent auditors for the fiscal year ending May 31, 1998, with the votes tabulated as follows: 6,512,492 FOR, 40,073 AGAINST and 81,502 ABSTAINING.

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